UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2005
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                           Ibis Technology Corporation
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             (Exact name of registrant as specified in its charter)



Massachusetts                       0-23150                  04-2987600
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts  01923
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written  communications  pursuant Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 20, 2005, Ibis Technology Corporation announced its financial results for the second quarter ending June 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 20, 2005, Ibis Technology Corporation announced the naming of Charles M. McKenna as executive vice president and chief operating officer, effective on that date. McKenna, 60, previously served from 2000 to 2003 in a variety of executive roles, including executive vice president and chief technology officer, at Brooks Automation, a worldwide provider of automation solutions to the global semiconductor and related industries. From 1984 to 2000 McKenna held various technical and management positions, including chief operating officer and chief technical officer, at Varian Semiconductor Equipment Associates, a producer of ion implantation equipment used in the manufacture of semiconductors. Earlier, McKenna held various positions at IBM and Hughes Research Lab. McKenna had served as an executive consultant to Ibis Technology Corporation since May 2005. A copy of the press release is being furnished as
Exhibit 99.2 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

        Exhibit 99.1. Press Release issued by Ibis Technology Corporation on July 20, 2005.

         Exhibit 99.2. Press Release issued by Ibis Technology  Corporation on
                       July 20, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IBIS TECHNOLOGY CORPORATION
                                      ---------------------------


Date:  July 20, 2005                  /s/William J. Schmidt
                                   ---------------------------------------------
                                      William J. Schmidt Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                     Description
------                     -----------

99.1                       Press  Release,  Dated July 20,  2005,  Announcing
                           Second Quarter 2005 Results.

99.2                       Press Release, Dated July 20, 2005, Naming Charles M.
                           McKenna as executive vice president and chief operating officer.